Exhibit 99.3

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS

(EASTERN DIVISION)

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In re	: :	Chapter 11
ENESCO GROUP, INC., et al.[1],	: :	Case No. 07-00565 Hon. A. Benjamin Goldgar

:
Debtors.	: :	(Jointly Administered)

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NOTICE OF (i) PROPOSED SALE OF SUBSTANTIALLY ALL OF

SELLERS’ ASSETS; (ii) ASSUMPTION AND ASSIGNMENT OF CERTAIN CONTRACTS AND LEASES; (iii) ASSUMPTION
OF LIABILITIES;

AND (iv) OPPORTUNITY TO SUBMIT COMPETITIVE BIDS

PLEASE TAKE NOTICE THAT:

A. Pursuant to an order entered by the United States Bankruptcy Court for the Northern District of Illinois (the “Court”) on January 22, 2007 (the “Bidding Procedures Order”), a hearing (the “Sale Hearing”) will be held before the Honorable A. Benjamin Goldgar, United States Bankruptcy Judge, on February 15, 2007 at 9:30 a.m. (Central time) (the "Hearing Date”) in the United States Bankruptcy Court, Courtroom 613, 219 S. Dearborn, Chicago, Illinois 60604, to consider the motion (the “Motion”)2 of the above-captioned debtors and debtors-in-possession (collectively, the “Debtors” ), for, among other things, an order (the “Sale Order”) authorizing (A) the sale (the "Sale”) of substantially all of the assets of Debtors Enesco Group, Inc. and Gregg Gift Manufacturing, Inc. (collectively, the “Sellers”), including the stock of certain non-debtor subsidiaries (collectively, the “Acquired Assets”) free and clear of all liens, claims, interests and encumbrances (collectively, “Interests”), except for the Assumed Liabilities and Permitted Exceptions, pursuant to an Asset Purchase Agreement by and among the Sellers and EGI Acquisition LLC (the “Purchaser”), dated as of January 21, 2007 (the "Agreement”), or such higher or better offer as is received by the Sellers, (B) the Sellers’ assumption and assignment to the Purchaser of certain executory contracts and unexpired leases, pursuant to and as described in the Agreement (collectively, the “Assumed Contracts”), free and clear of all Interests, and (c) the assumption by the Purchaser of certain liabilities of the Sellers (the “Assumed Liabilities”), pursuant to and as described in the Agreement, in connection with the Sale. The Sale Hearing may be adjourned from time to time without further notice other than by announcement of said adjourned date at the Sale Hearing.

B. Upon the terms and subject to the conditions of the Agreement, at the Closing, the Sellers will sell, assign, transfer, convey and deliver to Purchaser, free and clear of all Interests (other than Permitted Exceptions), and Purchaser will purchase, acquire and accept from the Sellers, all of the Sellers’ legal and beneficial right, title and interest in and to all of the Acquired Assets. Summaries of certain material terms and conditions of the Agreement are generally described in paragraphs C.1 through C.3 below. The summaries are intended to give general notice of the transactions contemplated by the Agreement and the Motion and do not contain complete information. Those interested in more complete information should review the Agreement and the Motion in their entirety.

PLEASE TAKE FURTHER NOTICE THAT:

C. The following is a summary of certain material terms and conditions of the Agreement (unless noted otherwise, all section references are to the Agreement):3

1. Consideration. The Purchaser will acquire the Acquired Assets for the Aggregate Consideration of: (a) an amount in cash equal to the principal amount plus interest, fees and any other expenses of the DIP Note outstanding as of the Closing Date (the “Purchase Price”), (b) the assumption of the Assumed Liabilities, (c) forgiveness of any and all Pre-Petition Liabilities of the Sellers owed to Affiliates of the Purchaser, including without limitation a certain deposit in the amount of $100,000 funded by an Affiliate of the Purchaser for the benefit of Parent prior to the date hereof and (d) $600,000 in respect of administration expenses incurred by Sellers in the Bankruptcy Case (the “Wind-down Fund”). The Aggregate Consideration provided by the Purchaser is based, in part, on the amount outstanding under the DIP Note. As of the date of this Sale Notice, the Aggregate Consideration would be approximately $71,000,000.

2. Sale is “Free and Clear.” Upon the terms and subject to the conditions of the Agreement, at the Closing, the Sellers will sell, assign, transfer, convey and deliver to Purchaser, free and clear of all Interests (other than Permitted Exceptions), and Purchaser will purchase, acquire and accept from the Sellers, all of the Sellers’ legal and beneficial right, title and interest in and to all of the Acquired Assets.

3. Termination Fee. The Sellers have been authorized and directed to pay to the Purchaser:

(i) in the event the Agreement is terminated pursuant to Section 4.4(a), 4.4(c), 4.4(e), 4.4(h), 4.4(i)(ii) or 4.4(i)(iii) thereof, to the extent not previously reimbursed, an amount equal to the reasonable, out-of-pocket documented costs and expenses (including, without limitation, the fees and expenses of outside counsels, financial advisors and other consultants, including employees, agents and representatives of Tinicum Incorporated, and the HSR Act filing fee or other fees paid in connection with any notices or filings made pursuant to other Antitrust Laws) incurred by the Purchaser and/or its Affiliates in connection with its due diligence investigation of the Business and the negotiation and execution of the Agreement and furtherance of the transactions contemplated hereby, up to a maximum amount of costs and expenses equal to 0.5% of the Aggregate Consideration (the “Expense Reimbursement”); and

(ii) in the event that: (A) the Agreement is terminated pursuant to Section 4.4(h) or 4.4(i)(iii)(a) thereof, and (B) within 12 months following the date of such termination, one or more Sellers or their respective Subsidiaries sells, transfers, leases or otherwise disposes, directly or indirectly, including through an asset sale, stock sale, merger, reorganization or other similar transaction (by any Seller or any of their Subsidiaries or otherwise), all or a any portion of the Equity Securities of any Seller or any of their Subsidiaries engaged in the Business or all or a any portion of the Purchased Assets or the assets of the Foreign Subsidiaries (or agrees to do any of the foregoing) in a transaction or series of transactions to or with any party or parties other than Purchaser or any of its Affiliates (an “Alternative Transaction”), an amount equal to 2.5% of the Aggregate Consideration (the “Breakup Fee” and, together with the Expense Reimbursement, the “Termination Fee”).

PLEASE TAKE FURTHER NOTICE THAT:

D. Objections (if any) to the Sale Order must (a) be in writing; (b) set forth the nature of the objector’s claims against or interests in the Sellers’ estates, and the basis for the objection and the specific grounds therefor; (c) comply with the Bankruptcy Rules and the Local Bankruptcy Rules and Orders of this Court; (d) be filed with the Clerk of the Bankruptcy Court for the Northern District of Illinois (Eastern Division) and served upon the Sellers, the Purchaser, any statutory committee appointed in the Sellers’ bankruptcy cases, and the United States Trustee for the Northern District of Illinois, so as to be actually RECEIVED not later than 4:00 p.m. (Central Time) on February 12, 2007 (the “Sale Objection Deadline”). Only timely filed and served responses, objections, or other pleadings will be considered by the Court at the Sale Hearing. The failure of any person or entity to timely file its objection shall be a bar to the assertion, at the Sale Hearing or thereafter, of any objection to the Motion, the Sale or the consummation and performance of the Agreement (including, without limitation, the assumption and assignment of the Assumed Contracts).

BIDDING PROCEDURES

E. The Sellers will only consider Qualified Bids from Qualified Bidders. To be a “Qualified Bid,” the Bid must, among other things:

(a) comply in all material respects with the Bidding Procedures;

(b) be a proposal which the Sellers determine, in their good faith opinion, is not materially more burdensome or conditional than the terms of the Agreement and has a value greater than or equal to the sum of (x) the value, as reasonably determined by the Sellers and/or their advisors, in consultation with the Creditors’ Committee, of Purchaser’s offer plus (y) the amount of the Termination Fee (as described in Section 4.6 of the Agreement) plus (z) in the case of the initial Qualified Bid, $500,000;

(c) Not be conditioned upon the Qualified Bidder obtaining financing or on unperformed due diligence;

(d) propose an all cash purchase price, but may include the assumption of the Sellers’ liabilities;

(e) be accompanied by satisfactory evidence of committed financing or other ability to perform;

(f) be accompanied by a deposit (by means of a certified bank check from a U.S. bank or by wire transfer) equal to or greater than 5.0% of the proposed purchase price;

(g) be accompanied by such other information reasonably requested by the Sellers; and

(h) be submitted on or before 11:00 a.m. (Central Time) on February 12, 2007 (the “Bid Deadline”). The Sellers will immediately distribute by facsimile transmission, personal delivery or reliable overnight courier service in accordance with the current form of the Agreement, a copy of each Bid upon receipt to counsel to Purchaser.

F. Bid Deadline; Place of Delivery. Any Qualified Bidder desiring to submit a Bid for the Acquired Assets shall submit it to (i) Vedder Price Kaufman & Kammholz, P. C., 222 N. LaSalle Street, Suite 2600, Chicago, IL 60601, Attention: John McEnroe, Esq., (ii) Shaw Gussis Fishman Glantz Wolfson & Towbin LLC, 321 North Clark Street, Suite 800, Chicago, IL 60610, Attention: Brian L. Shaw, Esq. (iii) Skadden, Arps, Slate, Meagher & Flom LLP, 333 W. Wacker Drive, Suite 2100, Chicago, IL 60606, Attention: George N. Panagakis, Esq.; and (iv) Enesco Group Inc., 225 Windsor Drive, Itasca, IL 60143, Attention: Marie Meisenbach Graul, prior to the Bid Deadline.

AUCTION: SUBMISSION OF BID TO COURT; SALE HEARING; REVIEW OF

DOCUMENTS

G. If the Sellers receive at least one Qualified Bid other than the Purchaser’s Qualified Bid, the Sellers will conduct an Auction of the Acquired Assets. The Sellers and the Purchaser propose that the Auction take place at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 333 W. Wacker Drive, Suite 2100, Chicago, Illinois 60606, or such other place as the Sellers may select, on February 14, 2007, beginning at 11:00 a.m. (Central time) or such later time or other place as Sellers shall notify all Qualified Bidders who have submitted Qualified Bids (the “Auction Date”). Only the Purchaser, any statutory committees appointed in the Sellers’ chapter 11 bankruptcy cases, and those Qualified Bidders who have timely submitted Qualified Bids, and each of their respective advisors, shall be entitled to attend the Auction, and only the Purchaser and the Qualified Bidders shall be entitled to make any subsequent Qualified Bids at the Auction. Bidding at the Auction will continue until such time as the highest or best Qualified Bid is determined.

At least one Business Day prior to the Auction Date, the Sellers shall deliver to the Purchaser and all other Qualified Bidders a copy of the highest and best Qualified Bid received, as determined in the Sellers’ business judgment, consistent with the Bidding Procedures (the “Initial Successful Bid”) and copies of all other Qualified Bids. In addition, the Sellers will inform the Purchaser and each Qualified Bidder who has expressed an intent to participate in the Auction of the identity of all Qualified Bidders entitled to participate in the Auction.

Bidding at the Auction will commence with the Initial Successful Bid. The bidding will proceed in increments of not less than $100,000 greater than the value proposed in the Initial Successful Bid or the immediately preceding Qualified Bid that the Sellers have determined to be the highest and/or best Qualified Bid, as applicable. All participating Qualified Bidders will be entitled to be present for all bidding with the understanding that the true identity of each participating Qualified Bidder will be fully disclosed to all other bidders and that all material terms of each Qualified Bid will be fully disclosed to all other participating Qualified Bidders throughout the entire Auction. Bidding will continue until such time as the highest or best offer for the purchase of the Acquired Assets is determined by the Sellers in their business judgment based on the factors set forth in the Bidding Procedures (the “Successful Bidder”). If the Successful Bidder fails to consummate an approved Sale because of a breach or a failure to perform on the part of such Successful Bidder, the otherwise best Qualified Bid shall be deemed to be the Successful Bid and the Sellers shall be authorized to effect the Sale to such bidder without further order of the Bankruptcy Court.

The Good Faith Deposits of all Qualified Bidders shall be retained by the Sellers and held in escrow in an interest bearing account and all Qualified Bids will remain open, notwithstanding Bankruptcy Court approval of a sale pursuant to the terms of a Successful Bid by a Qualified Bidder, until 48 hours after the earlier of (X) the closing of the sale of the Acquired Assets, and (Y) the date that is 90 days after submission of the Qualified Bid to the Sellers (or such later date specified in the Qualified Bid) (the “Return Date”). On the Return Date, the Sellers shall return the Good Faith Deposits of all Qualified Bidders, except the Successful Bidder, with the accrued interest.

In the event that the Sellers fail to receive a Qualified Bid (other than the Purchaser’s Qualified Bid) by the Bid Deadline, the Sellers will not conduct the Auction and will proceed with the Sale to the Purchaser pursuant to the terms of the Agreement, subject to the approval of the Bankruptcy Court at the Sale Hearing.

ANYONE INTERESTED IN BIDDING ON THE ACQUIRED ASSETS SHOULD CONTACT THE UNDERSIGNED COUNSEL FOR THE SELLERS AS SOON AS POSSIBLE TO OBTAIN COPIES OF THE BID PROCEDURES ORDER (INCLUDING THE BIDDING PROCEDURES) AND THE AGREEMENT.

H. Document Review. Copies of the Agreement (as filed with the Court), the Bidding Procedures Order and the Motion are (a) publicly available, free of charge and without a password, online in electronic format at www.enescodocket.com, and (b) available from the undersigned counsel for the Sellers. All pleadings and orders of the Court are available online for a fee, on the Court’s website, http://www.ilnb.uscourts.gov, with a PACER password (to obtain a PACER password, go to the PACER website, http://pacer.psc.uscourts.gov). Those who are interested in reviewing the Exhibits and/or Disclosure Schedules to the Agreement, which constitute an integral parts of the Agreement and contain important information concerning, among other things, the Acquired Assets and Assumed Contracts, should contact the undersigned counsel for the Sellers to arrange for inspection of such Exhibits and/or Schedules. Certain Exhibits or Schedules may contain confidential and/or proprietary information and consequently may not be available for inspection.

I. This notice is qualified in its entirety by the Agreement and the Bidding Procedures Order. All persons and entities are urged to read carefully the Agreement and the Bidding Procedures Order and the provisions thereof, and the exhibits annexed thereto. To the extent this notice is inconsistent with the Agreement or the Bidding Procedures Order, the terms of the Agreement and the Bidding Procedures Order govern.

Dated:	Chicago, Illinois
January 22, 2007
VEDDER PRICE KAUFMAN
& KAMMHOLZ, P.C.
John McEnroe (No. 1835009)
222 North LaSalle Street, Suite 2600
Chicago, Illinois 60601
		Phone:	312-609-7885
		Fax:	312-609-5005
- and -

SKADDEN, ARPS, SLATE, MEAGHER,
& FLOM LLP
George N. Panagakis (No. 06205271)
333 W. Wacker Drive, Suite 2100
Chicago, Illinois 60606 Phone:	312-407-0700
Fax:	312-407-0411

Co-Counsel for Debtors and Debtors-in-Possession

1 The Debtors are the following entities: Enesco Group Inc. (EIN: 04-1864170); Enesco International Limited (EIN: 04-2840664); and Gregg Gift Manufacturing, Inc. (EIN: 95-3762436).

2 Capitalized terms used herein and not otherwise defined shall have the same meanings ascribed to them in the Motion or Agreement (as defined below), as applicable.

3 This summary is qualified in its entirety by reference to the Agreement. To the extent that there are any inconsistencies, the terms of the Agreement shall control.